UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025 (May 21, 2025)

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EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas  77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EOG RESOURCES, INC.

Item 5.07     Submission of Matters to a Vote of Security Holders.

2025 Annual Meeting of Stockholders

The 2025 annual meeting of stockholders (2025 Annual Meeting) of EOG Resources, Inc. (EOG) was held on May 21, 2025, via live webcast, for the following purposes: (i) to elect eight directors to hold office until EOG's 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) to ratify the appointment by the Audit Committee of the Board of Directors (Board) of Deloitte & Touche LLP, independent registered public accounting firm, as EOG's auditors for the year ending December 31, 2025; and (iii) to hold a non-binding advisory vote on the compensation of EOG’s named executive officers.

At the close of business on March 24, 2025, the record date for the 2025 Annual Meeting, there were 551,544,404 shares of EOG common stock issued, outstanding and entitled to vote at the 2025 Annual Meeting. Proxies for the 2025 Annual Meeting were solicited by the Board pursuant to Regulation 14A under the Securities Exchange Act of 1934 (as amended).

Vote Results - Election of Directors

Each of the eight nominees for director was duly elected by EOG's stockholders, with votes as follows:

Nominee	Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes

Janet F. Clark	456,857,403	95.48%	21,603,823	145,454	25,194,773
Charles R. Crisp	454,450,810	94.99%	23,923,343	232,527	25,194,773
Robert P. Daniels	461,417,346	96.44%	17,017,513	171,821	25,194,773
Lynn A. Dugle	460,355,138	96.26%	17,858,097	393,445	25,194,773
C. Christopher Gaut	460,233,908	96.19%	18,219,395	153,377	25,194,773
Michael T. Kerr	461,541,249	96.46%	16,901,709	163,722	25,194,773
Julie J. Robertson	457,032,840	95.56%	21,191,943	381,897	25,194,773
Ezra Y. Yacob	464,843,920	97.15%	13,613,333	149,427	25,194,773

Vote Results - Ratification of Auditors

The appointment of Deloitte & Touche LLP, independent registered public accounting firm, as EOG's auditors for the year ending December 31, 2025, was ratified by EOG's stockholders, with votes as follows:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes
489,629,956	97.22%	13,987,857	183,640	—

Vote Results - “Say-on-Pay” Vote

With respect to the non-binding advisory vote on the compensation of EOG's named executive officers, as disclosed in EOG's definitive proxy statement for the 2025 Annual Meeting, the compensation of EOG's named executive officers was approved by EOG's stockholders by the following vote:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes
462,190,891	96.65%	16,009,235	406,554	25,194,773

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: May 27, 2025	By:	/s/ ANN D. JANSSEN Ann D. Janssen Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

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